Federated Short-Term Municipal Trust
Institutional Shares
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Supplement to the Prospectus dated August 31, 2004

Please replace the first paragraph of the back cover page with the following:

A Statement of Additional Information (SAI) dated August 31, 2004, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.





Cusip 313907107
31147 (8/04)


                                                                 August 26, 2004